Exhibit 99.4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re Pharmaceutical Formulations, Inc.                    Case No. 05-11910-MFW
                                             Reporting Period:     November 2005

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                          Document   Explanation
REQUIRED DOCUMENTS                              Form No.  Attached     Attached
Schedule of Cash Receipts and Disbursements      MOR-1
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                        MOR-1 (CONT)
  Copies of bank statements
  Cash disbursements journals
Statement of Operations                          MOR-2
Balance Sheet                                    MOR-3
Status of Postpetition Taxes                     MOR-4
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during reporting
    period
Summary of Unpaid Postpetition Debts             MOR-4
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging     MOR-5
Debtor Questionnaire                             MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                            Date

---------------------------------------
Signature of Joint Debtor                      Date

/s/  Robert D. Katz                            1/9/2006
---------------------------------------        ---------
Signature of Authorized Individual*            Date

---------------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                  Debtor                     Reporting Period      November 2005

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

----------------------------------------------------------------------------------------------------------------------------------
                                                            BANK ACCOUNTS        CURRENT MONTH           CUMULATIVE FILING TO DATE
----------------------------------------------------------------------------------------------------------------------------------
                                    OPER.        PAYROLL    TAX    OTHER     ACTUAL        PROJECTED       ACTUAL      PROJECTED
----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING  OF MONTH         11,073,000         0        0       0     11,073,773     (3,693,000)        33,021    (1,691,000)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
CASH  SALES                               0                                         0
ACCOUNTS RECEIVABLE                       0                                         0      4,800,000     13,105,774    21,696,000
LOANS AND ADVANCES (CIT+ICC)      1,550,000                                 1,550,000              0     18,953,500        60,000
SALE  OF  ASSETS                          0                                         0              0     22,110,429             0
TRANSITION SERVICES AGREEMENT             0                                         0      2,231,000              0             0
OTHER  (ATTACH  LIST)               212,321                                   212,321              0        469,321             0
TRANSFERS (FROM  DIP ACCTS)               0                                         0              0              0             0

    TOTAL  RECEIPTS               1,762,321                                 1,762,321      4,800,000     56,870,024    21,756,000
----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                        (722,618)                                 (722,618)      (750,000)    (4,210,542)   (5,440,000)
PAYROLL TAXES                      (292,796)                                 (292,796)             0     (1,688,158)            0
401K AND OTHER DEDUCTIONS              (972)                                     (972)       (40,000)      (262,801)     (380,000)
SALES, USE, & OTHER TAXES                 0                                         0              0              0             0
INVENTORY PURCHASES                       0                                         0     (1,000,000)    (5,932,073)   (8,025,000)
SECURED/ RENTAL/ LEASES            (429,688)                                 (429,688)      (168,000)    (1,633,287)   (1,228,000)
INSURANCE                          (162,776)                                 (162,776)      (292,000)    (1,217,634)   (1,677,000)
ADMINISTRATIVE                     (583,730)                                 (583,730)      (305,000)    (1,590,848)   (2,068,000)
SELLING                                   0                                         0       (190,000)      (610,967)   (1,010,000)
DIP FACILITY FEE AND EXPENSES             0                                         0       (120,000)      (466,972)     (810,000)
REPAYMENT OF DIP LOANS                    0                                         0              0    (28,422,388)            0
PAYOFF OF CAPITAL LEASES         (2,338,386)                               (2,338,386)             0     (2,338,386)            0
OWNER DRAW *                              0                                         0              0              0             0
TRANSFERS (TO DIP ACCTS)                  0                                         0              0              0             0
PROFESSIONAL FEES                  (465,776)                                 (465,776)      (255,000)      (689,637)   (1,440,000)
U.S. TRUSTEE  QUARTERLY FEES        (10,000)                                  (10,000)             0        (10,000)            0
COURT COSTS                               0                                         0              0              0             0
TOTAL DISBURSEMENTS              (5,006,741)                               (5,006,741)    (3,120,000)   (49,073,692)  (22,078,000)
----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                    (3,244,420)                               (3,244,420)     1,680,000      7,796,332      (322,000)
(RECEIPTS LESS DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH               7,828,580                                 7,829,352     (2,013,000)     7,829,352    (2,013,000)
----------------------------------------------------------------------------------------------------------------------------------

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                         THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                   $ 5,006,741
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                                $        --
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                                 $        --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                       $ 5,006,741

                                                                                                                       FORM MOR-1
                                                                                                                      (9/99)

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     November 2005

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

Disclosure regarding bank reconciliations:

Of PFI's several bank accounts (operating, concentration, payroll, lockbox) all reconciliations are up to date.

It is important to note that as part of its ongoing cash management practices, PFI also performs a daily reconciliation between its books and the bank's balance. The Company records, tracks and reconciles daily the checks and wires it sends out, the cash received and its cash balance.

                                                              FORM MOR-1 (CON'T)
                                                                 (9/99)

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                  Debtor                     Reporting Period:     November 2005

                         STATEMENTS OF OPERATIONS

                                (Unaudited)

                                                                   Month Ended
                                                               November 26, 2005
                                                               -----------------
REVENUES
   Gross sales                                                     $    518,000
   Less:  Sales discounts and allowances                                     --
                                                                   ------------
                     NET SALES                                          518,000
                                                                   ------------

COST AND EXPENSES
   Cost of goods sold                                                 1,174,000
   Distribution expense                                                  13,000
   Selling, general and administrative                                  711,000
   Research and development                                              19,000
                                                                   ------------
                                                                      1,917,000
                                                                   ------------

         EBITDA - Before Bankruptcy & Restructuring Costs            (1,399,000)
  Bankruptcy & Restructuring Costs                                      375,000
                                                                   ------------

                    EBITDA                                           (1,774,000)
                                                                   ------------


OTHER INCOME (EXPENSE)
   Depreciation and amortization                                           0.00
   Interest expense                                                     (98,000)
   Other                                                              53,000.00
                                                                   ------------
                                                                        (45,000)
                                                                   ------------

         LOSS BEFORE MANAGEMENT FEE                                  (1,819,000)
   Management fee                                                          0.00
                                                                   ------------

         LOSS BEFORE INCOME TAX BENEFIT                              (1,819,000)
INCOME TAX BENEFIT                                                      637,000
                                                                   ------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS                       $ (1,182,000)
                                                                   ============

LOSS PER COMMON SHARE - BASIC AND DILUTED                          $      (0.01)
                                                                   ============

WEIGHTED AVE. NUMBER OF COMMON SHARES OUTSTANDING                    86,161,000
                                                                   ============

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     November 2005

                        PHARMACEUTICAL FORMULATIONS, INC.

                                   (Unaudited)
                                 BALANCE SHEETS

                                                        November 26,         January 1,
                             ASSETS                         2005                2005
                                                        ------------       ------------
CURRENT ASSETS
    Cash                                                $  7,829,000(1)    $      1,000
    Accounts receivable - net of allowance for
      doubtful accounts                                         0.00          8,928,000
    Inventories                                                 0.00          9,492,000
    Deferred tax benefit                                     729,000            729,000
    Prepaid expenses and other current assets              1,082,000            378,000
                                                        ------------       ------------
                Total current assets                       9,640,000         19,528,000

PROPERTY, PLANT AND EQUIPMENT
    Net of accumulated depreciation and amortization               0         12,041,000

OTHER ASSETS
     Investment in Konsyl Pharmaceuticals, Inc.            9,204,000          9,204,000
     Other assets                                             50,000            229,000
                                                        ------------       ------------
                Total other assets                         9,254,000          9,433,000
                                                        ------------       ------------

                                                        $ 18,894,000       $ 41,002,000
                                                        ============       ============

             LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
    Current portion of long-term debt                   $    500,000       $  1,995,000
    Current portion of capital lease obligations           2,095,000            464,000
    Due to ICC Industries Inc.                            21,868,000         14,778,000
    Due to Konsyl Pharmaceuticals, Inc.                    2,318,000          3,485,000
    Accounts payable (pre-petition)                        1,545,000          7,535,000
    Accounts payable (post-petition)                         321,000                 --
    Asset Realization                                        963,000(2)              --
    Accrued expenses                                         848,000          2,135,000
                                                        ------------       ------------
                Total current liabilities                 30,458,000         30,392,000
                                                        ------------       ------------

LONG-TERM DEBT DUE ICC INDUSTRIES INC                     20,774,000         18,604,000
                                                        ------------       ------------

LONG-TERM DEBT, OTHER                                        750,000         14,862,000
                                                        ------------       ------------

LONG-TERM CAPITAL LEASE OBLIGATIONS                             0.00          1,681,000
                                                        ------------       ------------

STOCKHOLDERS' EQUITY
    Common stock - par value $.08 per share;
      200,000,000 shares authorized; 86,160,787
      and  86,160,787 shares issued and outstanding        6,893,000          6,893,000
    Capital in excess of par value                        53,190,000         53,195,000
    Accumulated deficit                                  (93,171,000)       (84,625,000)
                                                        ------------       ------------
                Total stockholders' (deficiency)         (33,088,000)       (24,537,000)
                                                        ------------       ------------

                                                        $ 18,894,000       $ 41,002,000
                                                        ============       ============

Notes

      (1)   Includes $7,822,000 of restricted amount - held in escrow accounts.

      (2)   Result of entries to record close-out of operations.

     Preliminary Draft - For Discussion Purposes Only - Subject To Revision

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     November 2005

                                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------------
                                         Beginning      Amount                                                            Ending
                                            Tax       Withheld or     Amount        Date        Check No.                   Tax
                                         Liability      Accrued        Paid         Paid         or EFT                 Liability
---------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                   35,540       138,846     (172,743) All payroll taxes are debited            1,643
FICA-Employee                                 18,819        64,377      (82,419) directly from PFI's bank account 2         777
FICA-Employer                                 18,819        64,377      (82,419) days prior to each pay date. In            777
Unemployment                                       0             0            0  November, the amounts were debited           0
Income                                             0             0            0  on 11/2, 11/9, 11/16, and 11/23.             0
Other:_________________                            0             0            0                                               0
                                              ------       -------      --------                                          -----
   Total Federal Taxes                        73,177       267,599      (337,581)                                         3,196
                                              ------       -------      --------                                          -----
---------------------------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                    6,690        26,895       (33,228)                                           356
Sales                                              0             0             0                                              0
Excise                                             0             0             0                                              0
Unemployment                                     967         1,854        (2,821)                                             0
Real Property                                      0             0             0                                              0
Personal Property                                  0             0             0                                              0
Other:_________________                            0             0             0                                              0
                                              ------       -------      --------                                          -----
   Total State and Local                       7,657        28,748       (36,049)                                           356
                                              ------       -------      --------                                          -----
Total Taxes                                   80,834       296,348      (373,630)                                         3,552
                                              ======       =======      ========                                          =====


                                            SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
                                             Current          0-30         31-60         61-90      Over 90               Total
---------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                             321,000             0             0             0            0              321,000
Wages Payable                                  8,830
Taxes Payable                                  3,552
Rent/Leases-Building                               0
Rent/Leases-Equipment                              0
Secured Debt/Adequate Protection Payments          0
Professional Fees                                  0
Amounts Due to Insiders*                           0
Other:__________________________                   -
Other:__________________________                   -
                                             -------
Total Postpetition Debts                     333,382

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                     (9/99)

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     November 2005

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                        Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning
  of the reporting period                                                    0
+ Amounts billed during the period
- Amounts collected during the period
- Amounts transferred to Leiner Health Products                              0
Total Accounts Receivable at the end of the reporting period                 0

--------------------------------------------------------------------------------
Accounts Receivable Aging                                                 Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                              0
31 - 60 days old                                                             0
61 - 90 days old                                                             0
91+ days old                                                                 0
Total Accounts Receivable                                                    0
Amount considered uncollectible (Bad Debt)                                   0
Accounts Receivable (Net)                                                    0

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                     Yes        No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the
    normal course of business this reporting period?
    If yes, provide an explanation below.                                    X

2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.                                    X

3.  Have all postpetition tax returns been timely filed?  If
    no, provide an explanation below.                             X

4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?
    If no, provide an explanation below.                          X

Description of funds disbursed from an account other than a DIP account:

                                                                      FORM MOR-5
                                                                     (9/99)